SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement    [ ]   Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                               GFSB Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of filing fee (Check the appropriate box):
  [X]    No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
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         (5) Total fee paid:
--------------------------------------------------------------------------------

  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
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         (2) Form, Schedule or Registration Statement No.:
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         (3) Filing Party:
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         (4) Date Filed:
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

                         [GFSB BANCORP, INC. LETTERHEAD]











September 24, 1999

Dear Fellow Stockholder:

         On behalf of the board of directors and management of GFSB Bancorp, Inc. (the "Company"), I cordially invite you to attend the annual meeting of stockholders to be held at Gallup Federal Savings Bank's Loan Center located at 214 West Aztec Avenue, Gallup, New Mexico, on October 27, 1999, at 10:00 a.m. (the "Meeting"). The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. During the Meeting, I will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions stockholders may have.

         The matters to be considered by stockholders at the Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement. The board of directors of the Company has determined that the matters to be considered at the Meeting are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the board of directors unanimously recommends a vote "FOR" each matter to be considered.

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Meeting, but will ensure that your vote is counted if you are unable to attend the Meeting. YOUR VOTE IS VERY IMPORTANT.

                                   Sincerely,


                                   /s/Jerry R. Spurlin
                                   Jerry R. Spurlin
                                   President
                                   GFSB Bancorp, Inc.

                               GFSB BANCORP, INC.
                              221 WEST AZTEC AVENUE
                            GALLUP, NEW MEXICO 87301
                                 (505) 722-4361

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 27, 1999
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Meeting") of GFSB Bancorp, Inc. ("the Company"), will be held at Gallup Federal Savings Bank's Loan Center located at 214 West Aztec Avenue, Gallup, New Mexico, on October 27, 1999 at 10:00 a.m. A proxy card and a proxy statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon the following matters:

          1.   The election of two directors of the Company;

          2.   The  ratification  of the GFSB  Bancorp,  Inc.  1995 Stock Option
               Plan;

          3. The ratification of the Gallup Federal Savings Bank Management Stock Bonus Plan and Trust Agreement; and

          4. The ratification of the appointment of Neff & Ricci LLP, as independent auditors of the Company for the fiscal year ending June 30, 2000.

         The transaction of such other matters as may properly come before the Meeting or any adjournments thereof may also be acted upon. The board of directors is not aware of any other business to come before the Meeting. Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on September 15, 1999 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/George S. Perce
                                              George S. Perce
                                              Secretary
Gallup, New Mexico
September 24, 1999

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------

                               GFSB BANCORP, INC.
                              221 WEST AZTEC AVENUE
                            GALLUP, NEW MEXICO 87301

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                October 27, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of GFSB Bancorp, Inc. (the "Company") to be used at the annual meeting of stockholders of the Company which will be held at Gallup Federal Savings Bank's Loan Center located at 214 West Aztec Avenue, Gallup, New Mexico, on October 27, 1999 at 10:00 a.m. local time (the "Meeting"). The accompanying notice of the Meeting and this Proxy Statement are being first mailed to stockholders on or about September 24, 1999. The Company is the sole stockholder of Gallup Federal Savings Bank (the "Bank").

         At the Meeting, stockholders will consider and vote upon (i) the election of two directors, (ii) the ratification of the GFSB Bancorp, Inc. 1995 Stock Option Plan ("1995 Stock Option Plan"), (iii) the ratification of the Gallup Federal Savings Bank Management Stock Bonus Plan and Trust Agreement ("MSBP"), (iv) the ratification of the appointment of Neff & Ricci LLP, as independent auditors of the Company for the fiscal year ending June 30, 2000, and such other matters as may properly come before the meeting of any adjournments thereof. The board of directors of the Company (the "Board" or the "Board of Directors") knows of no additional matters that will be presented for consideration at the Meeting.

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                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the nominees for directors set forth below and "FOR" the other listed proposals. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, matters incident to the conduct of the Meeting, and matters which the Company receives notice after September 10, 1999.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on September 15, 1999 (the "Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") held on the Record Date. As of the Record Date, the Company had 981,308 shares of Common Stock issued and outstanding.

         The certificate of incorporation of the Company ("Certificate of Incorporation") provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Certificate of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates or associates (as such terms are defined in the Certificate of Incorporation), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership plan or similar plan of the issuer or any subsidiary.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to the ratification of the 1995 Stock Option Plan and the MSBP, which are submitted as Proposals II and III, respectively, a stockholder may:
(i) vote "FOR" the ratification; (ii) vote "AGAINST" the ratification; or (iii) "ABSTAIN" with respect to the ratification. With respect to Proposals II and III, an affirmative vote of a majority of the votes cast at the Meeting, in person or by proxy, is required to constitute stockholder ratification without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to such proposal.

         As to the ratification of independent auditors, by checking the appropriate box, a stockholder may: vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. Under the Company's Certificate of Incorporation and Bylaws, unless otherwise required by law, all other general matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.

                                                                                          Percent of Shares of
                                                             Amount and Nature of             Common Stock
Name and Address of Beneficial Owner                         Beneficial Ownership             Outstanding
------------------------------------                         --------------------             -----------

Gallup Federal Savings Bank Employee Stock Ownership Plan            80,750                        8.2%
(the "ESOP")(1)
221 West Aztec Avenue, Gallup, New Mexico

Lance S. Gad(2)                                                      65,701                        6.7%
1250 Fence Raw Drive
Fairfield, Connecticut  06430

Charles L. Parker, Jr.(3)                                            65,122                        6.6%
221 West Aztec Avenue
Gallup, New Mexico

Richard C. Kauzlaric(3)                                              98,120                       10.0%
221 West Aztec Avenue
Gallup, New Mexico

George S. Perce(3)                                                   65,121                        6.6%
221 West Aztec Avenue
Gallup, New Mexico

All Directors and Executive Officers as a                           390,920                       38.4%
  Group(4) (12 persons)


---------------------------------
(1) The ESOP purchased such shares for the exclusive benefit of ESOP participants with funds borrowed from the Company. These shares are held in a suspense account and are allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting directors is received will be voted by the ESOP Trustee as directed by the ESOP Committee. As of the Record Date, 21,520 shares have been allocated under the ESOP to participant accounts. Based on a Schedule 13G filed February 24, 1997, the ESOP reported shared voting and dispositive power with respect to all shares.
(2)  Based on a schedule 13G filed on February 10, 1998.
(3) Based, in part, on a Schedule 13G filed February 26, 1998, includes 3,659 shares that may be acquired within 60 days of the Record Date by the exercise of options.
(4) Excludes 40,035 shares held by the Gallup Federal Savings Bank Management Stock Bonus Plan (the "Management Stock Bonus Plan" or "MSBP"). Trustees of the MSBP disclaim beneficial ownership with respect to such shares held in a fiduciary capacity. Excludes 67,709 shares (80,750 shares minus the 13,041 shares allocated to executive officers) of Common Stock held under the ESOP for which certain individuals in the group serve as a member of the ESOP Committee or as ESOP Trustee. Such individuals disclaim beneficial ownership with respect to such shares held in a fiduciary capacity.


--------------------------------------------------------------------------------
         SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         The Common Stock of the Company is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934 ("Exchange Act"). The executive officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4, and 5 with the Securities and Exchange Commission ("SEC") disclosing changes in beneficial ownership of the Common Stock. In August 1999, Mr. Rick Gallegos, president of the Bank, filed a Form 3 after the transaction was required to be reported. Except as otherwise noted above, and based solely on the Company's review of Forms 3, 4, and 5 filed by officers, directors and 10% beneficial owners of Common Stock, no executive officer, director or 10% beneficial owners of Common Stock failed to file such ownership reports on a timely basis during the fiscal year ended June 30, 1999.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Certificate of Incorporation requires that the Board be divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. One class of directors, consisting of James Nechero, Jr. and Vernon I. Hamilton, has a term of office expiring on the date of the Meeting. A second class, Michael P. Mataya, Charles L. Parker, Jr. and George S. Perce, has a term of office expiring at the annual meeting of stockholders to be held in 2000. A third class, consisting of Wallace R. Phillips and Richard C. Kauzlaric, has a term of office expiring at the annual meeting of stockholders to be held in 2001. The Board of Directors currently consists of seven members. Two directors will be elected at the Meeting to serve for three-year terms or until a successor has been elected and qualified.

         James Nechero, Jr. and Vernon I. Hamilton have been nominated by the Board to serve as directors for three-year terms to expire in 2002. The nominees are currently members of the Board. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why either nominee might be unavailable to serve.

         The following table sets forth the nominees and the directors continuing in office, their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of the Common Stock beneficially owned. Each director of the Company is also presently a member of the board of directors of the Bank. The following table also sets forth the number and percentage of the Common Stock beneficially owned by the Company's executive officers as a group.

                                                                                                Shares of
                                                               Year First        Current       Common Stock
                                                               Elected or        Term to       Beneficially         Percent
Name and Position(s)(1)                           Age(2)      Appointed(3)        Expire          Owned             of Class
-----------------------                           ------      ------------        ------          -----             --------

                                         BOARD NOMINEES FOR TERM TO EXPIRE IN 2002
James Nechero, Jr., Director and                    65            1976            1999        35,024(4)(6)             3.6%
Assistant Secretary of the Company and
Vice Chairman of the Board of the Bank

Vernon I. Hamilton, Director                        69            1990            1999        40,133(4)(6)             4.1%
                                              DIRECTORS CONTINUING IN OFFICE
Michael P. Mataya, Director                         49            1994            2000        20,121(4)(6)             2.0%

Charles L. Parker, Jr., Director and                37            1994            2000        65,122(4)(5)(6)          6.6%
Treasurer of the Company

George S. Perce, Director and Secretary             60            1990            2000        65,121(4)(5)(6)          6.6%
of the Company, and Director, Treasurer
and Secretary of the Bank

Wallace R. Phillips, D.D.S., Director               77            1971            2001        26,673(4)(5)(6)          2.7%
and Chairman of the Board of the Company

Richard C. Kauzlaric, Director and                  61            1983            2001        98,120(4)(6)            10.0%
Vice-Chairman of the Board of the
Company and Chairman of the Board of
the Bank
                                                CERTAIN EXECUTIVE OFFICERS
Jerry R. Spurlin, President of the                  57                                        25,996(7)                2.6%
Company

Total shares owned by directors and                                                           390,920(8)              38.4%
executive officers (12 persons)

-------------------
(1) Unless otherwise indicated, individual serves in the disclosed position for both the Company and the Bank.
(2)  At June 30,  1999.
(3) Refers to the year the individual first became a director of the Company or the Bank. All directors of the Bank, except Mr. Spurlin, became directors of the Company when it was incorporated in March 1995.

(4) Includes 3,659 shares of Common Stock that may be acquired within 60 days of the Record Date pursuant to the exercise of stock options.
(5) Excludes 59,230 unallocated shares of Common Stock held under the ESOP for which such individual serves as either an ESOP Trustee or as a member of the ESOP Committee. Beneficial ownership is disclaimed with respect to such ESOP shares held in a fiduciary capacity.
(6) Excludes 40,035 shares held under the MSBP for which all members of the board of directors serve as trustee and maintain shared voting and dispositive power over such shares.
(7) Includes 5,130 shares of Common Stock that may be acquired within 60 days of the Record Date pursuant to the exercise of stock options.
(8) Includes 36,443 shares of Common Stock that may be acquired within 60 days of the Record Date pursuant to the exercise of stock options.

         Biographical Information on Directors and Executive Officers

         Set forth below is certain information with respect to the directors and executive officers of the Company. All persons have held their present positions for five years unless otherwise stated.

         James Nechero, Jr. serves as Assistant Secretary of the Company and has served as a Director of the Bank since 1976 and became the Vice-Chairman of the Board of Directors of the Bank in 1989. Mr. Nechero is the President of Eagle Energy, Inc., a real estate investment company and is a member of the New Mexico Amigos.

         Vernon I. Hamilton has served as Director of the Bank since 1990. Mr. Hamilton is President of V.I. Hamilton Construction Co., Inc. Mr. Hamilton is a member of the United Methodist Church, Elks, BPOE, the Masons, and the Community Concert Association.

         Michael P. Mataya was elected Director of the Bank in August of 1994. Mr. Mataya is President and Chief Executive Officer of Indian Capital Distributing Co., a wholesale gasoline marketer. Mr. Mataya is Director of the New Mexico Petroleum Marketers Association and serves on the Board of Directors for Los Angeles Crippled Children's Hospital.

         Charles L. Parker, Jr. serves as Treasurer of the Company and was elected Director of the Bank in August of 1994. Mr. Parker is President of Sanders Trading Corp. and Twin Lakes Trading Corp., and he is an employee of Thriftway Marketing Corp. Mr. Parker is currently a member of the New Mexico Amigos.

         George S. Perce currently serves as Secretary of the Company and has served as Director of the Bank since 1990. Mr. Perce is the owner of Perce Engineering, a professional engineering and surveying company, and Perce Farms of Deming, a producing pecan grove.

         Wallace R. Phillips, D.D.S. is Chairman of the Board of Directors of the Company and has served as Director of the Bank since 1971. Dr. Phillips is a retired dentist. He currently serves as Commissioner of the Gallup Municipal Airport.

         Richard C. Kauzlaric has served as Chairman of the Board of Directors of the Bank since 1989 and as a Director since 1983. He is Vice-Chairman of the Board of Directors of the Company. Mr. Kauzlaric is President of Bubany Insurance Agency, Inc. He is President of Western New Mexico Gallup Foundation, past Regent of Western New Mexico University, Past President of New Mexico Amigos, and a sustaining member of the Amigos. Mr. Kauzlaric has been instrumental in the redevelopment of downtown Gallup.

         Jerry R. Spurlin has been with the Bank since September of 1990 and served as President from February 1991 to November 1998. Mr. Spurlin was elected Director of the Bank in March of 1995. Previously, he was an Executive Vice President, Senior Vice President and Vice President at a financial institution in Alamogordo, New Mexico. He has served twice as President of the
Gallup-McKinley  County  Chamber  of  Commerce,  and  is  the  Chairman  of  the
Administrative Council for the First United Methodist Church of Gallup. Mr. Spurlin is Secretary/Treasurer of New Mexico Western University Gallup Foundation, a former director of the Gallup Downtown Development Group and a member of the Gallup Rotary Club. He is the Treasurer and a director of the Navajo Partnership for Housing.

         Richard P. Gallegos, age 48, joined the Bank as its President on November 16, 1998. Previously Mr. Gallegos was a President and Vice President of a financial institution in Gallup, New Mexico and Albuquerque, New Mexico. He is Treasurer of the Gallup-McKinley County Chamber of Commerce, a committee member of the McKinley/Cibola/San Juan Counties Enterprise Loan Fund and a member of the Gallup Rotary Club. Mr. Gallegos has served on the board of Consumer Credit Counseling of New Mexico.

         Marshall W. Coker, age 42, has been with the Bank since October of 1995 as Chief Administrative Officer. Previously, Mr. Coker was a Vice President and an Assistant Vice President at a financial institution in Albuquerque, New Mexico. Prior to Mr. Coker's experience at New Mexico financial institutions, he worked for the Office of Thrift Supervision as an Examiner and a Corporate Analyst. While with the Office of Thrift Supervision, Mr. Coker earned the distinction as a Federal Thrift Regulator. He is a member of the First Baptist Church of Gallup and the Kiwanis Club of Gallup.

         William W. Head, Jr., age 59, joined the Bank as Chief Lending Officer on November 1, 1995. Prior to that, Mr. Head was a lawyer in private practice for 30 years, with emphasis the last 20 years in banking, commercial, real estate and probate law. He has been a member of the Board of Directors and President of the Inter-Tribal Indian Ceremonial Association. He is a director of the Housing Authority of the City of Gallup.

         Jennifer Hembd, age 53, has been with the Bank since April 1997 as Vice President/Real Estate Loan Officer. Previously, Ms. Hembd was a senior loan officer for a New Mexico mortgage company and a senior loan officer and community outreach officer at a financial institution in Santa Rosa, California.

Meetings and Committees of the Board of Directors

         The Board of Directors of the Company conducts its business through meetings of the Board and through activities of its committees. All committees act for both the Company and the Bank. During the fiscal year ended June 30, 1999, the board of directors of the Company held four regular meetings and ten special meetings and the board of directors of the Bank held twelve regular meetings and eight special meetings. No director attended fewer than 75% of the aggregate of: (1) the total meetings of the board of directors of the Bank and the Company and (2) the total number of meetings held by all committees on which such director served during the fiscal year ended June 30, 1999.

         The Company's full board of directors acts as a non-standing nominating committee ("Nominating Committee") and selects the management nominees for election of directors. In its deliberations, the Nominating Committee considers each candidate's knowledge of the banking business and involvement in community, business, and civic affairs. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations. Nominations by stockholders must be made in accordance with the Certificate of Incorporation and must be made in writing to the Secretary of the Company and must be delivered to, or received at, the executive office of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. The notice must state for each nominee and the nominating stockholder: (i) name, age, business address and residence address,
(ii) principal occupation or employment, (iii) shares of Common Stock owned, and
(iv) other information that would be required for a nominee in the Company's proxy material. The notice must further state the name, address and ownership of Common Stock of all stockholders known to support the nominee. During the fiscal year ended June 30, 1999, the Board meet once as the Nominating Committee.

         The Executive Committee of the Bank consists of Messrs Kauzlaric, Nechero, Perce and Gallegos. The Executive Committee met 13 times during the fiscal year ended June 30, 1999 and exercises the powers of the Board of Directors between meetings of the Board of Directors.

         The Personnel and Compensation Committee of the Bank, a standing committee, consists of Messrs Perce, Phillips, Mataya, Hamilton, Nechero, Kauzlaric and Gallegos. The Personnel and Compensation Committee meets as needed to review all personnel matters. As a member of the Personnel and Compensation Committee, Mr. Gallegos does not act on matters related to his compensation. The Personnel and Compensation Committee met three times during the fiscal year ended June 30, 1999.

         The Audit/Investment Committee of the Bank was comprised of Directors Parker, Kauzlaric, Nechero and Spurlin. The Audit/Investment Committee met monthly to select independent auditors, review audit reports, and to review and approve internal controls for financial reporting. From July 1, 1998 to October 26, 1998, the Audit/Investment Committee met five times. The Audit/Investment Committee was subsequently split into two separate committees. The recently formed Audit Committee of the Bank, a standing committee, is comprised of Directors Perce, Kauzlaric and Mataya. The Audit Committee meets quarterly and as needed to select independent auditors, review audit reports and to review and approve internal controls for financial reporting. The Audit Committee met two times during the fiscal year ended June 30, 1999.

Director Compensation

         Each member of the Board of Directors of the Company receives an annual retainer of $1,200 plus $100 per regular or special board meeting attended. Each member of the Board of Directors of the Bank who attends a minimum of ten regular meetings receives an annual fee of $12,000. The Chairman of the Board of the Bank receives an additional fee of $6,000. Committee members receive fees of $100 per meeting attended. Two former directors receive Advisory Director fees of $250 per month. No Board or Committee fees are paid to Board members who are also employees. During the fiscal year ended June 30, 1999, the Company paid a total of $118,200 in director fees.

         Prior Stock Awards. On January 5, 1996, the stockholders of the Company approved the GFSB Bancorp, Inc. 1995 Stock Option Plan ("1995 Stock Option Plan") and the Gallup Federal Savings Bank

Management Stock Bonus Plan ("Management Stock Bonus Plan"). Directors Phillips, Kauzlaric, Nechero, Hamilton, Mataya, Parker, and Perce, received (as of the date of stockholder approval) options to purchase 6,099 shares of Common Stock under the 1995 Stock Option Plan and 2,439 shares of restricted stock under the Management Stock Bonus Plan. The options granted to these directors were first exercisable at a rate of 20% the first year from the date of grant and 20% annually thereafter. Similarly, restricted stock granted to the above named directors vested 20% the first year from the date of grant and 20% annually thereafter.

Executive Compensation

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the President of the Company for the fiscal years provided below. No other executive officer of the Company or the Bank received cash compensation in excess of $100,000 for the fiscal year.

                                                                                   Long Term Compensation
                                             Annual Compensation                               Awards
                                ---------------------------------------------   ----------------------------
                                                                                                 Securities
                                                                                  Restricted     Underlying
Name and                                                       Other Annual         Stock         Options/         All Other
Principal Position      Year       Salary        Bonus       Compensation(1)     Awards($)(2)      SARs(#)       Compensation
-------------------    ------      ------        -----       ---------------     ------------   -----------      ------------
Jerry R. Spurlin        1999    $  75,483       $ 22,500         $ 2,500             $ -               --         $ 23,337(3)
President               1998    $  66,983       $ 12,500         $ 6,000             $ --              --         $ 40,289(4)
                        1997    $  66,833         $ 0            $ 6,000             $ --              --         $ 37,302(5)

-----------------
(1)  Represents annual automobile allowance.
(2) At June 30, 1999, Mr. Spurlin had 1,800 shares of restricted stock in the aggregate which had a total value of $24,300 (calculated by multiplying the aggregate number of restricted stock by the Common Stock's closing market price as of the last day of the fiscal year). Dividends will be paid on the restricted stock awarded.
(3) Includes $1,642 of health and life insurance and an allocation of 1,607 shares of Common Stock under the Bank's ESOP for fiscal year 1999, valued at $21,695 (based upon the Common Stock's closing market price of $13.50 on June 30, 1999).
(4) Includes $1,505 of health and life insurance paid on behalf of Mr. Spurlin, and an allocation of 2,424 shares of Common Stock under the Bank's ESOP for fiscal year 1998, valued at $38,784 (based upon the Common Stock's closing market price of $16.00 on June 30, 1998).
(5) Includes $1,582 of health and life insurance paid on behalf of Mr. Spurlin and an allocation of 2,820 shares of Common Stock under the Bank's ESOP for fiscal year 1997, valued at $35,720 (based upon the Common Stock's closing market price of approx. $12.67 per share on June 30, 1997).


Other Benefits

1995 Stock Option Plan

         The 1995 Stock Option Plan became effective on January 5, 1996 and provides for a term of ten years, after which no awards may be made, unless earlier terminated by the Board of Directors pursuant to the terms of the 1995 Stock Option Plan. No stock options were awarded to executive officers named in the Compensation Table during the fiscal year Ended June 30, 1999.



                  AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                       OPTION/SAR VALUES
------------------------------ -------------- ------------ --------------------------- -----------------------------
                                                              Number of Securities
                                                             Underlying Unexercised        Value of Unexercised
                                  Shares                          Options/SARs          in-the-Money Options/SARs
                                Acquired on      Value         at Fiscal Year-End           at Fiscal Year-End
                                 Exercise      Realized               (#)                          ($)
            Name                    (#)           ($)      Exercisable/Unexercisable    Exercisable/Unexercisable
------------------------------ -------------- ------------ --------------------------- -----------------------------

Jerry R. Spurlin                    --            --            5,130 / 3,420              $21,803 / 14,535(1)


---------------
(1) Based upon an exercise price of $9.25 per share versus a closing price of $13.50 at June 30, 1999.


--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Bank, like many financial institutions has followed a policy of granting various types of loans to officers, directors, and employees. Such loans have been made in the ordinary course of business and on substantially the same terms including collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of collectibility, or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. However, as part of the Bank's compensation program, the Bank sets the interest rate for loans approved for full-time employees, officers and directors for personal, non-business purposes at a rate which is 1% lower than the rate for non-employees for the same type of loan, as long as the resulting interest rate is not lower than the Bank's cost of funds. Such rates are only effective while such persons are employees, officers, or directors of the Bank. As of June 30, 1999, the Bank's directors and executive officers had loans outstanding from the Bank with current balances of $929,966 in the aggregate or approximately 10.6% of retained earnings.

         Except as noted below, no directors or executive officers were engaged in transactions with the Bank or any subsidiary involving more than $60,000 during the fiscal year ended June 30, 1999. Furthermore, the Bank had no "interlocking" relationships existing on or after June 30, 1999 in which (1) any executive officer is a member of the Board of Directors/Trustees of another entity, one of whose executive officers is a member of the Bank's board of directors, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of the Bank's board of directors.

         Set forth below is certain information as of June 30, 1999, relating to loans given to executive officers and directors who had aggregate outstanding loan balances with the Bank of $60,000 or greater.


                                                                                       Prevailing
  Name of Officer of                                          Original     Interest      Rate at                   Unpaid
  Name of Officer of        Type of Loan     Date               Loan         Rate        Time of     Employee      Balance
      Director                 Loan          Originated        Amount        Note         Loan         Rate       06/30/99
      ---------                -----         -----------      --------       -----        -----        -----      --------

James Nechero, Jr.      Home Mortgage         09/16/93        $ 50,000       6.75%        6.75%        6.75%       24,926
Nechero Ltd. Co.        Equip. Lease/Purch.   01/12/95        $202,649      11.30%       11.30%       11.30%       86,967
Nechero Ltd. Co.        Equip. Lease/Purch.   05/01/95        $ 26,886      11.32%       11.32%       11.32%       13,367
James Nechero, Jr.      Home Mortgage         03/21/98        $112,000       6.63%        6.63%        5.63%      110,272

Michael P. Mataya                                                                                                  81,541
  Revocable Trust       Home Mortgage         03/17/95        $125,000       8.00%        8.00%        7.00%
Michael Mataya          Airplane              12/19/97        $ 28,500      12.00%       12.00%       11.00%       21,342
Michael P. Mataya       Automobile            05/17/99        $ 35,058      12.00%       12.00%       11.00%       35,058

Jerry R. Spurlin        Automobile            06/11/99        $ 19,750       8.00%        8.00%        7.00%       19,750
Jerry R. Spurlin        Home Mortgage         08/07/98        $129,000       6.63%        6.63%        5.63%      124,159
Jerry R. Spurlin        Home Equity LOC       04/23/97        $ 17,000       7.75%(1)     7.75%(1)     8.25%(1)    10,600

Marshall W. Coker       Home Mortgage         10/26/98        $121,000       6.38%        6.38%        5.38%      120,038

William W. Head         Automobile            03/04/96        $ 19,737       9.00%        9.00%        8.00%        3,993
William W. Head         Home Mortgage         01/26/95        $ 95,000       7.00%        7.00%        6.50%       76,573
William W. Head         Home Equity LOC       06/25/97        $ 25,000       7.75%(1)     7.75%(1)     8.25%(1)    22,775

Richard P. Gallegos     Home Mortgage         01/28/97        $124,000       7.38%        7.38%        7.38%      121,127

---------------
(1) The Bank offers to the public a Hometown Advantage Home Equity Line of Credit at an initial fixed rate of 7.75% for the first six months. At the end of six months the rate converts to a variable rate 1.5% over the Wall Street Journal Prime. Therefore the rate on these two loans converted to a variable rate 0.5% over the Wall Street Journal Prime six months after they were opened.

--------------------------------------------------------------------------------
            PROPOSAL II - RATIFICATION OF THE 1995 STOCK OPTION PLAN
--------------------------------------------------------------------------------

General

         The Board of Directors adopted the 1995 Stock Option Plan and the Company's stockholders approved it on January 5, 1996 ("Effective Date"). Pursuant to the 1995 Stock Option Plan, up to 142,313 shares of Common Stock are reserved for issuance by the Company upon exercise of stock options to be granted to officers, directors, key employees and other persons from time to time. The purpose of the 1995 Stock Option Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to certain officers, directors, key employees and other persons to promote the success of the business of the Company and the Bank.

         Pursuant to regulations of the Office of the Thrift Supervision (the "OTS") applicable to stock benefit plans established or implemented within one year following the completion of a mutual-to-stock conversion of a federally chartered savings institution such as the Bank, the 1995 Stock Option Plan contains certain restrictions and limitations. The 1995 Stock Option Plan provides that options granted to employees or directors become first exercisable no more rapidly than ratably over a five-year period (with acceleration upon death or disability or a Change in Control, as such term is defined in the 1995 Stock Option Plan); provided, however, that such accelerated vesting is not inconsistent with the regulations of the OTS at the time of such acceleration. Recent OTS interpretive letters permit awards under stock benefit plans to accelerate vesting of awards upon a Change in Control; provided that stockholders ratify such plan provisions by action of stockholders taken more than one year following the completion of the mutual-to-stock conversion. The Board of Directors is seeking ratification of the 1995 Stock Option Plan (as previously approved by the stockholders on January 5, 1996) as a means of complying with the OTS interpretive letters.

         Ratification of the 1995 Stock Option Plan does not increase the number of shares reserved for issuance thereunder, alter the classes of individuals eligible to participate in the 1995 Stock Option Plan, or otherwise amend or modify the terms of the 1995 Stock Option Plan. In the event that the 1995 Stock Option Plan is not ratified by stockholders at the Meeting, the 1995 Stock Option Plan will nevertheless remain in effect. However, any employee or director of the Company or the Bank that has their service terminated prior to the vesting of such stock awards may forfeit such unvested awards to the extent that may be required under applicable OTS regulations and policies.

         The 1995 Option Plan is administered by the Board of Directors or a committee of not less than three non-employee directors appointed by the
Company's Board of Directors and serving at the pleasure of the Board (the "Option Committee"). Members of the Option Committee shall be deemed "Non-Employee Directors" within the meaning of Rule 16b-3 pursuant to the 1934 Act. The Option Committee may select the officers and employees to whom options are to be granted and the number of options to be granted based upon several factors including prior and anticipated future job duties and responsibilities, job performance, the Bank's financial performance and a comparison of awards given by other institutions. A majority of the members of the Option Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Option Committee.

         Officers, directors, key employees and other persons who are designated by the Option Committee will be eligible to receive, at no cost to them, options under the 1995 Stock Option Plan (the "Optionees"). Each option granted pursuant to the 1995 Stock Option Plan shall be evidenced by an instrument in such form as the Option Committee shall from time to time approve. Option shares may be paid for in cash, shares of Common Stock, or a combination of both. The Company will receive no monetary consideration for the granting of stock options under the 1995 Stock Option Plan. Further, the Company will receive no consideration other than the option exercise price per share for Common Stock issued to Optionees upon the exercise of those options.

         Shares of Common Stock issuable under the 1995 Stock Option Plan may be from authorized but unissued shares, treasury shares or shares purchased in the open market. An option which expires, becomes unexercisable, or is forfeited for any reason prior to its exercise will again be available for issuance under the 1995 Stock Option Plan. No option or any right or interest therein is assignable or transferable except by will or the laws of descent and distribution. The 1995 Stock Option Plan shall continue in effect for a term of ten years from the Effective Date.

Stock Options

         The Option Committee may grant either Incentive Stock Options or Non-Incentive Stock Options. In general, if an Optionee ceases to serve as an employee of the Company for any reason other than disability or death, an exercisable Incentive Stock Option may continue to be exercisable for three months but in no event after the expiration date of the option, except as may otherwise be determined by the Option Committee at the time of the award. In the event of the disability or death of an Optionee during employment, an exercisable Incentive Stock Option will continue to be exercisable for one year and two years, respectively, to the extent exercisable by the Optionee immediately prior to the Optionee's disability or death but only if, and to the extent that, the Optionee was entitled to exercise such Incentive Stock Options on the date of termination of employment. The terms and conditions of Non-Incentive Stock

Options relating to the effect of an Optionee's termination of employment or service, disability, or death shall be such terms as the Option Committee, in its sole discretion, shall determine at the time of termination of service, disability or death, unless specifically determined at the time of grant of such options.

         Currently, the 1995 Stock Option Plan requires that options granted to employees or directors become first exercisable no more rapidly than ratably over a five-year period (with acceleration upon death or disability or a Change in Control, as such terms are defined in the 1995 Stock Option Plan); provided, however, that such accelerated vesting is not inconsistent with the regulations of the OTS at the time of such acceleration. Ratification of the 1995 Stock Option Plan at the Meeting will conform the acceleration of vesting of options upon a Change in Control with applicable OTS interpretive letters. Such stockholder ratification will be effective with respect to previously awarded options and any options that may be granted in the future. Pursuant to the 1995 Stock Option Plan, upon a Change in Control, all options previously granted and outstanding as of the date of a Change in Control will automatically become exercisable and non-forfeitable.

         No shares of Common Stock shall be issued upon the exercise of an option until full payment has been received by the Company, and no Optionee shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued to such Optionee. Upon the exercise of an option by an Optionee (or the Optionee's personal representative), the Option Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the fair market value of the Common Stock on the date of the option exercise and the exercise price per share of the option. Any cash payment shall be in exchange for the cancellation of such option. A cash payment shall not be made in the event that such transaction would result in liability to the Optionee and the Company under Section 16(b) of the 1934 Act, and regulations promulgated thereunder.

         The 1995 Stock Option Plan provides that the Board of Directors of the Company may authorize the Option Committee to direct the execution of an instrument providing for the modification, extension or renewal of any outstanding option, provided that no such modification, extension or renewal shall confer on the Optionee any right or benefit which could not be conferred on the Optionee by the grant of a new option at such time, and shall not materially decrease the Optionee's benefits under the option without the Optionee's consent, except as otherwise provided under the 1995 Stock Option Plan.


Awards Under the 1995 Stock Option Plan

         The Board or the Option Committee shall from time to time determine the officers, directors, key employees and other persons who shall be granted options under the Plan, the number of options to be granted to any participant, and whether options granted to each such Plan participant shall be Incentive Stock Options and/or Non-Incentive Stock Options. In selecting participants and in determining the number of shares of Common Stock subject to options to be granted to each such participant, the Board or the Option Committee may consider the nature of the services rendered by each such participant, each such participant's current and potential contribution to the Company and such other factors as may be deemed relevant. Participants who have been granted an option may, if otherwise eligible, be granted additional options. In no event shall shares of Common Stock subject to options granted to non-employee directors in the aggregate under this 1995 Stock Option Plan exceed more than 30% of the total number of shares of Common

Stock authorized for delivery under this Plan, and no more than 5% of total shares of Common Stock may be awarded to any individual non-employee director. In no event shall shares of Common Stock subject to options granted to any employee exceed more than 25% of the total number of shares of Common Stock authorized for delivery under the 1995 Stock Option Plan.

         The table below presents information related to options previously awarded by the Company under the 1995 Stock Option Plan. Ratification of the 1995 Stock Option Plan does not impact the number of options previously awarded. Stockholder ratification of the 1995 Stock Option Plan confirms the provisions of the 1995 Stock Option Plan previously approved by stockholders of the Company. In accordance with the 1995 Stock Option Plan, all outstanding options shall become immediately exercisable in the event of a Change in Control of the Company or the Bank.

                           PREVIOUSLY AWARDED BENEFITS
                             1995 STOCK OPTION PLAN
                             ----------------------
                                                           Number of Options
Name and Position                                   Previously Granted(1)(2)
-----------------                                   ------------------------
Jerry R. Spurlin, President of the Company                    8,550(3)
and Director of the Bank.........................
Rick Gallegos, President of the Bank.............            10,000
James Nechero, Jr. Director (5)..................             6,099
Vernon I. Hamilton, Director (5).................             6,099
Executive Officer Group (5 persons)..............            39,925(3)
Non-Executive Officer Director Group
  (7 persons)....................................            42,693(4)
Non-Executive Officer Employee Group.............            12,000(3)

-----------------
(1) The exercise price of such options is equal to the fair market value of the Common Stock on the date of grant.
(2) Options shall vest, on the one year anniversary of the date of grant, 20% annually during periods of continued service as an employee, director, or director emeritus. Upon vesting, options shall remain exercisable for ten years from the date of grant without regard to continued service as an employee, director, or director emeritus.
(3) Options awarded to officers and employees will be exercisable as follows: options awarded at the time of stockholder approval are first exercisable at the rate of 20% on the one year anniversary of the date of grant and 20% annually thereafter during periods of continued service as an employee, Director or Director Emeritus. Such awards shall be 100% exercisable in the event of death, disability, or upon a change in control of the Company or the Bank. Options awarded to employees shall continue to be exercisable during continued service as an employee, Director or Director Emeritus. Options not exercised within three months of termination of service as an employee shall thereafter be deemed non-incentive stock options.
(4) Options awarded to directors are first exercisable at a rate of 20% one year after the date of grant and 20% annually thereafter, during such period of service as a director or director emeritus, and shall remain exercisable for ten years without regard to continued service as a director or director emeritus. Upon disability, death, or a change in control of the Company or the Bank, such awards shall be 100% exercisable.
(5)  Nominee for election as director.

Effect of Mergers, Change of Control and Other Adjustments

         Subject to any required action by the stockholders of the Company, within the sole discretion of the Option Committee, the aggregate number of shares of Common Stock for which Options may be granted hereunder or the number of shares of Common Stock represented by each outstanding Option will be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without the receipt or payment of consideration by the Company. Subject to any required action by the stockholders of the Company, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Option Committee, in its sole discretion, shall have the power, prior to or subsequent to such action or events, to (i) appropriately adjust the number of shares of Common Stock subject to each option, the exercise price per share of such option, and the consideration to be given or received by the Company upon the exercise of any outstanding options; (ii) cancel any or all previously granted options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or (iii) make such other adjustments in connection with the 1995 Stock Option Plan as the Option Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable. However, no action may be taken by the Option Committee which would cause Incentive Stock Options granted pursuant to the 1995 Stock Option Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee. The 1995 Stock Option Plan provision to accelerate the exercise of options and the immediate exercisability of options in the case of a Change in Control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of options.

         The power of the Option Committee to accelerate the exercise of options and the immediate exercisability of Options in the case of a Change in Control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of options. The power of the Option Committee to make adjustments in connection with the 1995 Stock Option Plan, including adjusting the number of shares subject to options and canceling options, prior to or after the occurrence of an extraordinary corporate action, allows the Option Committee to adapt the 1995 Stock Option Plan to operate in changed circumstances, to adjust the 1995 Stock Option Plan to fit a smaller or larger company, and to permit the issuance of options to new management following such extraordinary corporate action. However, this power of the Option Committee also has an anti-takeover effect, by allowing the Option Committee to adjust the 1995 Stock Option Plan in a manner to allow the present management of the Company to exercise more options and hold more shares of the Company's Common Stock, and to possibly decrease the number of options available to new management of the Company.

Amendment and Termination of the 1995 Stock Option Plan

         The Board of Directors may alter, suspend or discontinue the 1995 Stock Option Plan, except that no action of the Board shall increase the maximum number of shares of Common Stock issuable under the 1995 Stock Option Plan, materially increase the benefits accruing to Optionees under the 1995 Stock Option Plan or materially modify the requirements for eligibility for participation in the 1995 Stock Option Plan unless such action of the Board shall be subject to approval or ratification by the stockholders of the Company.

Possible Dilutive Effects of the 1995 Stock Option Plan

         The Common Stock to be issued upon the exercise of options awarded under the 1995 Stock Option Plan may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Because the stockholders of the Company do not have preemptive rights, to the extent that the Company funds the 1995 Stock Option Plan, in whole or in part, with authorized but unissued shares, the interests of current stockholders will be diluted. If upon the exercise of all of the options, the Company delivers newly issued shares of Common Stock (i.e., 138,038 shares of Common Stock), then the dilutive effect to current stockholders would be approximately 12.3%. Ratification of the 1995 Stock Option Plan does not increase the maximum number of shares issuable under the 1995 Stock Option Plan as previously approved by stockholders.

Federal Income Tax Consequences

         Under present federal tax laws, awards under the 1995 Stock Option Plan will have the following consequences:

          1. The grant of an option will not by itself result in the recognition of taxable income to an Optionee nor entitle the Company to a tax deduction at the time of such grant.

          2. The exercise of an option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code generally will not, by itself, result in the recognition of taxable income to an Optionee nor entitle the Company to a deduction at the time of such exercise. However, the difference between the option exercise price and the fair market value of the Common Stock on the date of option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for an Optionee. An Optionee will recognize capital gain or loss upon resale of the shares of Common Stock received pursuant to the exercise of Incentive Stock Options, provided that such shares are held for at least one year after transfer of the shares or two years after the grant of the option, whichever is later. Generally, if the shares are not held for that period, the Optionee will recognize ordinary income upon disposition in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock on the date of exercise, or, if less, the sales proceeds of the shares acquired pursuant to the option.

          3. The exercise of a Non-Incentive Stock Option will result in the recognition of ordinary income by the Optionee on the date of exercise in an amount equal to the difference between the exercise price and the fair market value of the Common Stock acquired pursuant to the option.

          4. The Company will be allowed a tax deduction for federal tax purposes equal to the amount of ordinary income recognized by an Optionee at the time the Optionee recognizes such ordinary income.

          5. In accordance with Section 162(m) of the Code, the Company's tax deductions for compensation paid to the most highly paid executives named in the Company's Proxy Statement may be limited to no more than $1 million per year, excluding certain "performance-based" compensation. The Company intends for the award of options under the 1995 Stock Option Plan to comply with the requirement for an exception to Section 162(m) of the Code applicable to stock option plans so that the Company's deduction for compensation related to the exercise of options would not be subject to the deduction limitation set forth in Section 162(m) of the Code.

Accounting Treatment

         The Company expects to use the "intrinsic value based method" as prescribed by APB Opinion 25, accordingly, neither the grant nor the exercise of an option under the 1995 Stock Option Plan currently requires any charge against earnings under generally accepted accounting principles. Common Stock issuable pursuant to outstanding options which are exercisable under the 1995 Stock Option Plan will be considered outstanding for purposes of calculating earnings per share on a diluted basis.

Stockholder Ratification

         Stockholder ratification of the 1995 Stock Option Plan is being sought in accordance with interpretive letters of the OTS. An affirmative vote of a majority of the votes cast at the Meeting on the matter, in person or by proxy, is required to constitute stockholder ratification of the 1995 Stock Option Plan, submitted as Proposal II.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE 1995 STOCK OPTION PLAN.

--------------------------------------------------------------------------------
                     PROPOSAL III - RATIFICATION OF THE MSBP
--------------------------------------------------------------------------------

General

         The Board of Directors of the Company previously adopted the MSBP as a method of providing directors, officers, and key employees of the Bank with a proprietary interest in the Company in a manner designed to encourage such persons to remain in the employment or service of the Bank. As previously approved by stockholders of the Company on January 5, 1996, the Bank contributed sufficient funds to the MSBP to purchase Common Stock representing up to 4% of the aggregate number of shares issued in the Conversion (i.e., 56,925 shares of Common Stock) in the open market. All of the Common Stock purchased by the MSBP was purchased at the fair market value of such stock on the date of purchase. Awards under the MSBP were made in recognition of expected future services to the Bank by its directors, officers and key employees responsible for implementation of the policies adopted by the Bank's Board of Directors and as a means of providing a further retention incentive.

         Pursuant to regulations of the Office of the Thrift Supervision (the "OTS") applicable to stock benefit plans established or implemented within one year following the completion of a mutual-to-stock conversion of a federally chartered savings institution such as the Bank, the MSBP contains certain restrictions and limitations. The MSBP provides that stock awards ("Awards") granted to employees or directors become vested no more rapidly than ratably over a five-year period (with acceleration upon death or disability or a Change in Control, as such term is defined in the MSBP); provided, however, that such accelerated vesting is not inconsistent with the regulations of the OTS at the time of such acceleration. Recent OTS interpretive letters permit awards under stock benefit plans to accelerate vesting of awards upon a Change in Control; provided that stockholders ratify such plan provisions by action of stockholders taken more than one year following the completion of the mutual-to-stock conversion. The Board of Directors is seeking ratification of the MSBP (as previously approved by the stockholders on January 5, 1996) as a means of complying with the OTS interpretive letters.

         Ratification of the MSBP does not increase the number of shares reserved for issuance thereunder, alter the classes of individuals eligible to participate in the MSBP, or otherwise amend or modify the terms of the MSBP. In the event that the MSBP is not ratified by stockholders at the Meeting, the MSBP will nevertheless remain in effect. However, any employee or director of the Company or the Bank that has their service terminated prior to the vesting of such stock awards may forfeit such unvested awards to the extent that may be required under applicable OTS regulations and policies.

Awards Under the MSBP

         Currently, the MSBP requires that Awards granted to employees or directors become first exercisable no more rapidly than ratably over a five-year period (with accelerated vesting upon death or disability or a Change in Control, as such terms are defined in the MSBP); provided, however, that such accelerated vesting is not inconsistent with the regulations of the OTS at the time of such acceleration. Ratification of the MSBP at the Meeting will conform the acceleration of vesting of Awards upon a Change in Control with applicable OTS interpretive letters. Such stockholder ratification will be effective with respect to previously granted Awards and any Awards that may be granted in the future. Pursuant to the MSBP, upon a Change in Control, all Awards previously granted and outstanding as of the date of a Change in Control will automatically become exercisable and non-forfeitable.

         Benefits under the MSBP ("Plan Share Awards") may be granted at the sole discretion of a committee comprised of not less than three directors who are not employees of the Bank or the Company (the "MSBP Committee") appointed by the Bank's Board of Directors. The MSBP is managed by trustees (the "MSBP Trustees") who are non-employee directors of the Bank or the Company and who have the responsibility to invest all funds contributed by the Bank to the trust created for the MSBP (the "MSBP Trust"). Unless the terms of the MSBP or the MSBP Committee specifies otherwise, awards under the MSBP will be in the form of restricted stock payable as the Plan Share Awards shall be earned and non-forfeitable. Twenty percent (20%) of such awards shall be earned and non-forfeitable on the one year anniversary of the date of grant of such awards, and 20% annually thereafter, provided that the recipient of the award remains an employee, Director or Director Emeritus during such period. A recipient of such restricted stock will not be entitled to voting rights associated with such shares prior to the applicable date such shares are earned. Dividends paid on Plan Share Awards shall be held in arrears and distributed upon the date such applicable Plan Share Awards are earned. Any shares held by the MSBP Trust which are not yet earned shall be voted by the MSBP Trustees, as directed by the MSBP Committee. If a recipient of such restricted stock terminates employment or service for reasons other than death, disability, or a change in control of the Company or the Bank, the recipient forfeits all rights to the awards under restriction. If the recipient's termination of employment or service is caused by death, disability, or a change in control of the Company or the Bank (provided that such accelerated vesting is not inconsistent with applicable regulations of the OTS at the time of such change in control), all restrictions expire and all shares allocated shall become unrestricted. Awards of restricted stock to directors shall be immediately non-forfeitable in the event of the death or disability of such director, or a change in control of the Company or the Bank and distributed as soon as practicable thereafter. The Board of Directors can terminate the MSBP at any time, and if it does so, any shares not allocated will revert to the Company.

         Plan Share Awards under the MSBP will be determined by the MSBP Committee. In no event shall any Employee receive Plan Share Awards in excess of 25% of the aggregate Plan Shares authorized under the Plan. Plan Share Awards may be granted to newly elected or appointed non-employee Directors of the Bank subsequent to the effective date (as defined in the MSBP) provided that the Plan Share Awards made to non-employee directors shall not exceed 30% of total Plan Share Reserve in the aggregate under the Plan or 5% of the total Plan Share Reserve to any individual non-employee Director.

         The aggregate number of Plan Shares available for issuance pursuant to the Plan Share Awards and the number of shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date (as defined in the MSBP) of the MSBP resulting from any split, subdivision or consolidation of the Common Stock or other capital adjustment, change or exchange of Common Stock, or other increase or decrease in the number or kind of shares effected without receipt or payment of consideration by the Company.

         The following table presents information related to the previously granted awards of Common Stock under the MSBP as authorized pursuant to the terms of the MSBP. Ratification of such MSBP does not change the number of shares awarded or other terms. Such ratification of the MSBP confirms the provisions of the MSBP previously approved by the stockholders of the Company.

                           PRIOR AWARDS UNDER THE MSBP
                           ---------------------------

                                                                Number of Shares Previously
                                                                ---------------------------
Name and Position                                               Previously Granted (1)(2)
-----------------                                               -------------------------
Jerry R. Spurlin, President of the Company and
Director of the Bank ..........................................         4,500
Richard P. Gallegos, President of the Bank ....................         6,000
James Nechero, Jr. Director (4) ...............................         2,439
Vernon I. Hamilton, Director (4) ..............................         2,439
Executive Officer Group (5 persons) ...........................        18,000
Non-Executive Officer Director Group (7 persons) ..............        17,073(3)

------------------
(1) All Plan Share Awards presented herein shall be earned at the rate of 20% one year from date of grant, and 20% annually thereafter. All awards become immediately 100% vested upon death, disability, or termination of service following a change in control (as defined in the MSBP).
(2) Plan Share Awards shall continue to vest during periods of service as an employee, director, or director emeritus.
(3) Each of 7 non-executive officer directors of the Bank were awarded 2,439 shares as of January 5, 1996.
(4)  Nominee for election as a director.

Amendment and Termination of the Plan

         The Board may amend or terminate the MSBP at any time. However, no action of the Board may increase the maximum number of Plan Shares permitted to be awarded under the MSBP, except for adjustments in the Common Stock of the Company, materially increase the benefits accruing to Participants under the MSBP or materially modify the requirements for eligibility for participation in the MSBP unless such action of the Board shall be subject to ratification by the stockholders of the Company.

Possible Dilutive Effect of the MSBP

         In the event that the MSBP is not ratified at the Meeting, the MSBP will nevertheless remain in effect. Because shares for awards under the MSBP have already been purchased in the market, current shareholders will suffer no ownership dilution. However, in the event the MSBP is ratified and a change in control of the Company occurs prior to the time that shares that have been awarded pursuant to the MSBP would otherwise vest, the aggregate purchase price received by stockholders could be effectively reduced by the value of shares that vest solely because of the change in control. The Company currently has no plan in place that will result in a change in control.

Federal Income Tax Consequences

         Common Stock awarded under the MSBP is generally taxable to the recipient at the time that such awards become earned and non-forfeitable, based upon the fair market value of such stock at the time of such vesting. Alternatively, a recipient may make an election pursuant to Section 83(b) of the Code within 30 days of the date of the transfer of such Plan Share Award to elect to include in gross income for the current taxable year the fair market value of such award. Such election must be filed with the Internal Revenue Service within 30 days of the date of the transfer of the stock award. The Company will be allowed a tax deduction for federal tax purposes as a compensation expense equal to the amount of ordinary income recognized by a recipient of Plan Share Awards at the time the recipient recognizes taxable ordinary income. A recipient of a Plan Share Award may elect to have a portion of such award withheld by the MSBP Trust in order to meet any necessary tax withholding obligations.

Accounting Treatment

         For accounting purposes, the Company will recognize compensation expense in the amount of the fair market value of the Common Stock subject to Plan Share Awards at the grant date pro rata over the period of years during which the awards are earned.

Stockholder Ratification

         The Company is submitting the MSBP to stockholders for ratification in accordance with the interpretive letters of the OTS. An affirmative vote of a majority of the votes cast at the Meeting on the matter, in person or by proxy, is required to constitute stockholder ratification of the MSBP, submitted as Proposal III.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE MSBP.

--------------------------------------------------------------------------------
         PROPOSAL IV -- RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         Neff & Ricci LLP was the Company's independent public accountant for the fiscal year ended June 30, 1999. The Board of Directors has approved the selection of Neff & Ricci LLP as its auditors for the fiscal year ending June 30, 2000, subject to ratification by the Company's stockholders. A representative of Neff & Ricci LLP is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

         Ratification of the appointment of the auditors requires the approval of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Neff & Ricci LLP as the Company's auditors for the fiscal year ending June 30, 2000.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 221 West Aztec Avenue, Gallup, New Mexico 87301, no later than May 17, 2000.

         In the event the Company receives notice of a stockholder proposal to take action at next year's annual meeting of stockholders that is not submitted for inclusion in the Company's proxy material, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Company to its stockholders intend to exercise their discretion to vote on the stockholder proposal in accordance with their best judgment if notice of the proposal is not received at the Company's main office by August 28, 2000. The Certificate of Incorporation provides that if notice of a stockholder proposal to take action at next year's annual meeting is not received at the Company's main office by August 28, 2000, the proposal will not be eligible for presentation at that meeting.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, EXCLUDING EXHIBITS, FOR THE YEAR ENDED JUNE 30, 1999 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, GFSB BANCORP, INC., 221 WEST AZTEC AVENUE, GALLUP, NEW MEXICO 87301.

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy. If the Company did not have notice of a matter on or before September 10, 1999, it is expected that the persons named in the accompanying proxy will exercise discretionary authority when voting on that matter.

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.


                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/George S. Perce
                                              George S. Perce
                                              Secretary
Gallup, New Mexico
September 24, 1999

                               GFSB BANCORP, INC.

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                October 27, 1999
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of GFSB Bancorp, Inc. ("Company"), or its designee, and each of them, with full powers of substitution  in  each  of  them,  to act  as  attorneys  and  proxies  for  the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Meeting"), to be held at Gallup Federal Savings Bank's Loan Center located at 214 West Aztec Avenue, Gallup, New Mexico on October 27, 1999, at 10:00 a.m. and at any and all adjournments thereof, in the following manner:

                                                      FOR   WITHHELD
                                                      ---   --------
1.        The election as director of all nominees
          listed below:                                [_]    [_]
          James Nechero, Jr.
          Vernon I. Hamilton

INSTRUCTIONS: To withhold your vote for any individual nominee, insert the nominee's name on the line provided below.


                                                     FOR    AGAINST    ABSTAIN
                                                     ---    -------    -------


2.  The ratification of the GFSB Bancorp, Inc.
    1995 Stock Option Plan.                          [_]       [_]       [_]

3.  The ratification of the Gallup Federal Savings
    Bank Management Stock Bonus Plan and
    Trust Agreement.                                 [_]       [_]       [_]

4.  The ratification of the appointment of Neff
    & Ricci LLP, as independent auditors of
    GFSB Bancorp, Inc., for the fiscal
    year ending June 30, 2000.                       [_]       [_]       [_]

          In their discretion, such attorneys and proxies are authorized to vote upon such other business, if any, as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors recommends a vote "FOR" all of the above listed propositions.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

         The undersigned hereby revokes any proxy previously given and acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and a proxy statement dated September 24, 1999.


                                                     Please check here if you
Dated:                              , 1999       [_] plan to attend the Meeting.
       -----------------------------



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PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER


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SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


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PLEASE  COMPLETE,  DATE,  SIGN,  AND MAIL THIS PROXY  PROMPTLY  IN THE  ENCLOSED
POSTAGE-PREPAID ENVELOPE.
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